                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, ROBERT J. CALLANDER, a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, and each of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1997.


                                               /s/ Robert J. Callander
                                         -------------------------------
                                               ROBERT J. CALLANDER

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY
                               -----------------



              KNOW ALL MEN BY THESE PRESENTS: THAT I, FINN M. W. CASPERSEN, Chairman of the Board of Directors, Chief Executive Officer and a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, and each of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1993, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation Benshares Equity Participation Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1997.


                                            /s/ Finn M. W. Caspersen
                                         -------------------------------
                                            FINN M. W. CASPERSEN

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, ROBERT C. CLARK, a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, and each of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1997.


                                          /s/ Robert C. Clark
                                      ----------------------------
                                          ROBERT C. CLARK

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, LEONARD S. COLEMAN, JR., a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, and each of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of May, 1997.



                                            /s/ Leonard S.Coleman, Jr.
                                       -----------------------------------
                                            LEONARD S. COLEMAN, JR.

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, DAVID J. FARRIS, a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, and each of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of May, 1997.


                                              /s/ David J. Farris
                                            -----------------------
                                              DAVID J. FARRIS

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, THAT I, ANDREW C. HALVORSEN, a Member of the Office of the President, Chief Financial Officer and a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, and either of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Plan, granting unto said attorneys-in-fact, and either of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of May, 1997.


                                                 /s/ Andrew C. Halvorsen
                                                 -----------------------
                                                   ANDREW C. HALVORSEN

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, ROLAND A. HERNANDEZ, a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, and each of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1997.


                                       /s/ Roland A. Hernandez
                                       -----------------------
                                        ROLAND A. HERNANDEZ

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, J. ROBERT HILLIER, a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, and each of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1997.


                                       /s/ J. Robert Hillier
                                       -----------------------
                                           J. ROBERT HILLIER

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, GERALD L. HOLM, a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, and each of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1997.


                                       /s/ Gerald L. Holm
                                       -----------------------
                                           GERALD L. HOLM

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, THOMAS H. KEAN, a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, and each of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1997.


                                        /s/ Thomas H. Kean
                                       -----------------------
                                        THOMAS H. KEAN

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, JONATHAN MACEY, Senior Vice President and Controller of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN and JAMES H. GILLIAM, JR. and either of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Plan, granting unto said attorneys-in-fact, and either of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of October, 1997.


                                            /s/ Jonathan Macey
                                           --------------------
                                              JONATHAN MACEY

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, STEVEN MULLER, a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, and each of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1997.


                                             /s/ Steven Muller
                                            --------------------
                                                STEVEN MULLER

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, SUSAN JULIA ROSS, a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, and each of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1997.


                                                /s/ Susan Julia Ross
                                               ----------------------
                                                  SUSAN JULIA ROSS

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, THAT I, ROBERT A. TUCKER, JR., a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, and each of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Program, granting unto said attorneys-in-fact, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1997.


                                              /s/ Robert A. Tucker
                                             ----------------------
                                                ROBERT A. TUCKER

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, SUSAN M. WACHTER, a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, and each of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1997.


                                                /s/Susan M. Wachter
                                               ---------------------
                                                 SUSAN M. WACHTER

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

   KNOW ALL MEN BY THESE PRESENTS, THAT I, CHARLES H. WATTS, II, a Director of Beneficial Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR. and Ronald E. BOMBOLIS, and each of them (with full power of each of them to act alone), my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and on my behalf and in my name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement of Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of 3,500,000 shares of the Corporation's Common Stock authorized to be issued or sold pursuant to the Beneficial Corporation BenShares Equity Participation Plan, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1997.


                                         /s/ Charles H. Watts, II
                                       -----------------------------------
                                         CHARLES H. WATTS, II